U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported): October 4, 2005

                                  GAMEZNFLIX, INC.
                  (Exact Name of Company as Specified in Its Charter)

          Nevada                     0-29113                  54-1838089
(State or Other Jurisdiction (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                     Identification No.)

          1535 Blackjack Road, Franklin, Kentucky              42134
          (Address of Principal Executive Offices)           (Zip Code)

        Company's telephone number, including area code:  (270) 598-0385


                Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 4, 2005, the Company entered into a Services Agreement with Circuit City Stores, Inc. (see Exhibit 10). Under the terms of this agreement, the parties will run a pilot program, to commence on November 1, 2005 and ending on January 15, 2006, in 17 retail stores and on the Circuit City website to promote the service offered by the Company. If the pilot program is deemed a success by both parties, the parties will expand the pilot program to the remaining approximate 600 retail locations of Circuit City in the United States by adding 55 Circuit City stores per month. Under the terms of this agreement, the parties will share in the revenue from the sale of Company memberships through Circuit City.

     Attached is a press release issued in connection with this agreement (see Exhibit 99).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: October 5, 2005                 By: /s/ Donald N. Gallent
                                       Donald N. Gallent, President


                                  EXHIBIT INDEX

Number                 Description

10     Services Agreement between the Company and Circuit City
       Stores, Inc., dated October 4, 2005 (including Exhibit A:
       Standard Terms and Conditions; and Exhibit C: Test
       Locations) (excluding Exhibit B: Service and Fee Schedule)
       (filed herewith).

99     Press Release issued by the Company, dated October 5, 2005
       (filed herewith).

                                    EX-10
                             SERVICES AGREEMENT

                             SERVICES AGREEMENT

THIS SERVICES AGREEMENT (the "Agreement"), dated as of this 4th day of October, 2005 ("Effective Date"), is made by and between CIRCUIT CITY STORES, INC., a Virginia corporation, with its principal offices at 9950 Mayland Drive, Richmond, Virginia 23233 ("Circuit City") and GAMEZNFLIX, INC., a Nevada corporation, with its principal offices at 130 W. Kentucky St, Franklin, KY 42134 ("GNF"), (Circuit City and GNF are sometimes also collectively referred to herein as the "Parties").

                                  Recitals:

     WHEREAS, GNF, operating primarily through its website, www.gameznflix.com (the "GNF Website") rents DVD movies and games to subscriber (the "Services");

     WHEREAS, Circuit City owns and operates approximately 600 commercial electronics retail stores throughout the United States under the name Circuit City ("Retail Stores") and distributes commercial electronics products via its website, www.circuitcity.com (the "Circuit City Website");

     WHEREAS, the Parties desire to enter into this Agreement pursuant to which the Parties will run a pilot program in the seventeen (17) Retail Stores set forth on Exhibit C (the 'Pilot Stores") and on the Circuit City Website (the "Pilot Program") to promote the Services as described further below; and

     WHEREAS, if the Pilot Program is deemed a success by both Parties, the Parties desire to expand the Pilot Program to the remaining Retail Locations (the "National Rollout") on the terms contained herein or on other terms agreed to at that time.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

A.  The Pilot Program.

     1. Marketing Materials. The design, messaging and terms and conditions of all Marketing Materials shall be determined jointly by GNF and Circuit City and will include GNF and Circuit City branding; Each Party shall have sole discretion as to the use of its trademarks, service marks and/or trade names.

     a. In-Store Marketing Materials. GNF will, at its own expense, develop and produce all in-store marketing pieces necessary for the Parties to perform their obligations under this Agreement (the "Marketing
Materials"). Circuit City will strategically place (such determination to be at Circuit City's sole discretion), the Marketing Materials throughout the Pilot Stores.

     b.  Online Marketing Materials.  Circuit City will, at its own expense develop, design and maintain a co-branded
webpage within the Circuit City Website that will link to
a co-branded website hosted by GNF.   GNF will, at its
own expense, develop, design and maintain a Co-Branded
Website.  The Co-Branded Website will contain (i) the
Circuit City "masthead" with a link back to the Circuit
City Website, (ii) functionality sufficient to determine
(for compensation purposes) whether a subscriber came directly from a Circuit City link, and (iii) privacy policy disclosures mutually acceptable to both parties.

     2. The Offers. Circuit City will promote the Services through two separate in-store offers and on the Circuit City
Website (the Promotional Offers"). Each Promotional Offer will contain a unique code that will identify the customer as having originated from Circuit City (a "Circuit City Customer").

     a.  The In-Store Package.  At the Pilot Stores, Circuit City
Customers will be able to purchase a standard GNF 3-out package (as described in Exhibit B) for $16.99 (the "In-
Store Package"). The In-Store Package will not have a promotional element such as special pricing or a free trial period. Those who purchase the In-Store Package will then register with GNF through the GNF Website and enter their unique code that identifies them as a Circuit
City Customer and entitles Circuit City to compensation as set forth herein.

     b. The In-Store Pamphlet. At the Pilot Stores, Circuit City Customers will also be able to receive a pamphlet that directs customer to co-branded web site to subscribe to one of the Services on Exhibit B. The pamphlet will contain a unique code that identifies them as a Circuit
City Customer and entitles Circuit City to compensation as set forth herein.

     c. The Online Offer. Circuit City will promote the Services set forth on Exhibit B through the Circuit City Website
(the "Online Offer").    Circuit City shall be entitled
to compensation as set forth herein for every subscriber that Circuit City directs to the Co-Branded Website.

     3. Term of the Pilot Program. It is the intentions of the Parties that the Pilot Program shall commence on or about
November 1, 2005, extend through the holiday season, and terminate on or about January 15, 2006. Thereafter, unless
30 days notice is given to the contrary, the national program will commence under the same terms and conditions contained herein and will be implemented on a phased-in basis over the following 12 months in all of the Retail
Stores.  It is anticipated that approximately 55 Circuit
City stores, per month, will be added on the national rollout portion of the Agreement.

     4. GNF's Obligations. GNF warrants and represents that it will offer the Services in accordance with its Standard Terms and Conditions, set forth as Exhibit A hereto and incorporated herein by reference. Under no circumstances shall GNF amend its Standard Terms and Conditions or offer the Services in a manner that will discriminate or discourage the public from subscribing to the Services in a manner that will compensate Circuit City. In addition GNF warrants and represents that the Services will be competitively priced when compared to other promotions, products and/or services available in the marketplace that are substantially similar to the promotions, products and/or services offered by GNF hereunder. GNF agrees not to make any price changes for the Services without Circuit
City's prior written consent, which will not be unreasonably withheld. Furthermore, GNF will not engage in any practice intended to or known to have the effect of making the cancellation of the Services unusually difficult.

     5.  Compensation and Payment.

     a. General. For each Circuit City Customer, Circuit City shall be entitled to_________________________________________________
(confidential).  Thereafter, GNF will pay to Circuit City
_____________________________ (confidential).  The actual
dollar amount due to Circuit City will vary with the Service plan chosen by the Circuit City Customer.

     b.  The In-Store Package.
__________________________________________
_________________________________________________________
_________________________________________________________
_________________________________________________________
______(confidential).

     c.  The In-Store Coupon; Online Offer.  When a Circuit City
Customer subscribes to the Services using an In-Store
Coupon or through the Online Offer, GNF will collect all revenues from the Circuit City Customer. GNF will, in accordance with Section A.5.a. above, remit to Circuit
City the appropriate amounts.

     d. Payment Remittance. Each Party will remit payment to the other Party within 30 (thirty) days of the end of the month during which the payment was earned, as applicable.
For example, payments earned by Circuit City during the month of September, must be paid to Circuit City no later than October 30, i.e., 30 days after the last day of September.

     B. Reports. GNF will submit such reports to Circuit City in the formats and with the frequency as reasonably requested by Circuit
City from time to time, in order to permit Circuit City to verify the accuracy of revenues received by GNF hereunder and the correlative payments to Circuit City. Circuit City will also submit such reports to GNF in the formats and as reasonably requested by GNF, from time to time, in order to permit GNF to verify the accuracy of revenues received by Circuit City for the In-Store Packages and the correlative payments to GNF.

     C. Trademarks; Licenses. Each Party hereby grants to the other a limited, non-transferable, non-sublicenseable (except to a wholly-owned subsidiary), and nonexclusive right during the Term to use, reproduce, distribute and display each Party's copyrights, trademarks, logos, materials, creative, and/or any other proprietary materials provided by such Party ("Intellectual Property"), only to the extent necessary to implement the obligations described herein. Each Party will use the other Party's Intellectual Property in accordance with any written guidelines provided by the other Party. Each Party will have prior approval rights over any use of its Intellectual Property, including specifically any messaging relating to such in the other Party's respective media campaigns; provided that either Party may utilize previously approved Intellectual
Property of the other Party on a going forward basis during the Term in a substantially similar manner. For the sake of clarity, as between the Parties, each Party will exclusively retain all ownership interests in its Intellectual Property.

     D.  Audit.  During the Term of this Agreement and for a period of two
(2) years following the expiration or termination of this Agreement, both Parties shall create and maintain sufficient books, records and accounts related to this Agreement according to generally accepted accounting practices. Each Party shall have the right, at its own expense, to inspect or direct an independent certified public accountant to inspect and audit those books and records of the other
Party that are relevant to the determination of compensation payable hereunder, provided, however, that such audits will be conducted no more than once in any calendar year, upon not less than 30 (thirty) days' notice, during regular business hours, at mutually agreeable dates and times (not to be unreasonably withheld or delayed), and provided further that such accountant, if any, executes a confidentiality agreement reasonably satisfactory to the Party being audited, to protect the confidentiality of any records so audited. If the audit discloses a payment discrepancy or error, the Party responsible for correcting such error shall make any undisputed payment or remittance within thirty (30) business days of the generation of the audit report. In the event an audit discloses a payment discrepancy or error of more than ten (10%) percent, the Party owing such payment or remittance shall bear the cost of the audit.

     E. Account Management. GNF and Circuit City shall maintain an account management structure, as mutually agreed to by the Parties, in order to facilitate day-to-day communications and performance under this Agreement. GNF will provide an Account Manager as the primary contact for daily operational issues. The Account Manager will be responsible for, among other things, leading the core team dedicated to Circuit City for providing support to Circuit City Customers, and scheduling and leading conference calls and coordinating performance reviews. Circuit City shall have the right to request revisions to the account management structure based on continuing needs and experience in operating the Pilot Program (or the National Rollout). As mutually agreed to by the Parties, GNF shall provide resources to expand the number of available representatives from time to time. Notwithstanding the above, all GNF personnel shall be and remain employees or contractors of GNF, and shall not be employees, agents or contractors of Circuit City.

     F. Monthly Business Reviews. The Parties agree to conduct monthly business reviews during the Pilot Program (or the National Rollout) to discuss operational issues and innovative solutions for issues impacting the Pilot Program (or the National Rollout). At a minimum, the Parties should continually strive to consider: (i) proposals for gaining sustainable competitive advantage; and (ii) opportunities to drive growth and best practices for the Pilot Program (or the National Rollout). All plans for business opportunity growth and best practices shall constitute "Confidential Information" under the terms of Section J of this Agreement.

     G. Term; Termination. The term of this Agreement shall commence on the Effective Date and continue through the Pilot Program (i.e.
January 2006), and thereafter for a period of at least 12 months, unless, prior to the end of the Pilot Program and with at least 30 days notice, Circuit City has given GNF notice that it is not going to go through with the National Rollout. Either Party may terminate this Agreement with cause, effective immediately upon providing 10
(10) days notice to the other Party and if the other Party fails to remedy the breach within five (5) days of such notice, upon any of the following: (i) if either Party, or its agents or contractors, is in material breach of this Agreement ; or (ii) in the event that (a) either Party becomes insolvent, enters into receivership, is the subject of a voluntary or involuntary bankruptcy proceeding, or makes an assignment for the benefit of creditors; or (b) a substantial part of either Party's property is or becomes subject to any levy, seizure, assignment or sale for or by any creditor or governmental agency. Upon termination or expiration: (i) GNF shall continue to provide Services to Circuit City Customers who subscribed to the Service(s) prior to termination of this Agreement; (ii) both Parties shall pay the respective sums due to the other Party pursuant to this Agreement as part of the final winding up under the Agreement, if it is in fact wound up; and (iii) both Parties shall provide reasonable transition if and when the Agreement is terminated.

     H.  Representations and Warranties.

     1.  Representations and Warranties of Circuit City.  Circuit
City represents and warrants that (i) it has the requisite authority to enter into and perform its obligations under this Agreement, (ii) the execution of this Agreement by Circuit City, and the performance by it of its obligations and duties hereunder, do not and will not violate any law, statute, regulation, judgment, order or decree to which Circuit City is subject, (iii) when executed and delivered by Circuit City, this Agreement will constitute the legal, valid and binding obligation of Circuit City, enforceable against it in accordance with its terms, except as such enforceability may be limited by law, and (e) Circuit City is the valid licensor of any and all Intellectual Property
(as defined below) under this Agreement and has full and sufficient right, power and authority to grant the rights herein.

     2. Representations and Warranties of GNF. GNF represents and warrants that (i) it has the requisite authority to enter into and perform its obligations under this Agreement, (ii) the execution of this Agreement by GNF, and the performance by it of its obligations and duties hereunder, do not and will not violate any law, statute, regulation, judgment, order or decree to which GNF is subject, (iii) when executed and delivered by GNF, this Agreement will constitute the legal, valid and binding obligation of GNF, enforceable against it in accordance with its terms, except as such enforceability may be limited by law, (e) none of the Services infringe the intellectual property rights
(including but not limited to patent, copyright, trademark, trade secret or other proprietary rights) of any other party, and (f) GNF is the valid licensor of any and all Intellectual Property (as defined below) under this Agreement and has full and sufficient right, power and authority to grant the rights herein.

     I. Indemnification. Each Party (the "Indemnifying Party") agrees to indemnify, defend and hold harmless the other Party (the "Indemnified Party"), its affiliates, and their respective representatives, employees, directors, officers, and assigns against any losses, liabilities, lawsuits, penalties, claims or demands (including all costs, expenses, and attorneys' fees on account thereof)
(collectively, "Claims") arising out of or in connection with (a) any third party claims for actual or alleged infringement of a third party's intellectual property rights, (b) any third party claim arising out of the sale, resale, use or failure of the Services, including, but not limited to claims for injuries (including death) to persons or damage to real or tangible property that results from the Indemnifying Party's negligent or willful acts or omissions or those of persons furnished by the Indemnifying Party, and (c) the Indemnifying Party's actual or alleged breach of any applicable law, statute, order, decree or regulation in performance of its obligations. Furthermore, GNF agrees to indemnify, defend and hold harmless Circuit City against any and all third-party Claims based upon any Marketing Materials provided by GNF to Circuit City that Circuit City uses without material alteration and incorporates into its advertising or upon which Circuit City relies when selling the Services hereunder.

     J.  Confidentiality.

     1. Nondisclosure to Third Parties. To the extent necessary to perform the obligations related to this Agreement, a Party
(the "Disclosing Party") may share with the other Party
(the "Receiving Party") certain documents and information, including, but not limited to, information pertaining to products, business practices, schedules, services, methods, data, processes, advertising plans, sales, financial information and operating procedures which the Disclosing
Party considers to be, and treats as, confidential
("Confidential Information"), whether or not specifically identified as such. For purposes of this Section J.1., Circuit City's Customer information is deemed to be "Confidential Information," subject to the particular requirements of Section J.2. below. The Receiving Party shall maintain the Disclosing Party's Confidential
Information, in confidence, shall protect it with the same degree of care which it uses to protect its own
Confidential Information (which shall be not less than reasonable care), and shall use it for the sole purpose of performing under this Agreement. Confidential Information shall not be distributed, disclosed, conveyed or in any other manner made available to any consultant, subcontractor or any third party unless such party is contractually obligated to maintain the confidentiality of such Confidential Information in the same manner as Receiving Party hereunder. Upon expiration or termination of this Agreement, the Receiving Party will promptly turn over to the Disclosing Party or, at the Disclosing Party's direction, destroy all Confidential Information of the Disclosing Party, in whole or in part, in whatever format, including any copies; provided, however, each Party's legal counsel may keep one copy of all Confidential Information in its files to be used only in the event a dispute arises hereunder and only in connection with that dispute. For purposes of this paragraph, the term "Confidential
Information" shall not include any information which: (a) is in the public domain at the time of disclosure or enters the public domain following disclosure through no fault of the Receiving Party; (b) the Receiving Party can demonstrate was already in its possession prior to disclosure hereunder or is subsequently disclosed to the Receiving Party with no obligation of confidentiality by a third party having the right to disclose it; or (c) is independently developed by the Receiving Party without reference to the Disclosing Party's Confidential
Information, provided that the Receiving Party can clearly demonstrate such independent development through contemporaneous records showing such development. The
Receiving Party may disclose the Disclosing Party's
Confidential Information upon the order of any court of competent jurisdiction or as otherwise required by law or legal process, provided that prior to such disclosure the Receiving Party shall inform the Disclosing Party of such order if permitted by law, in order to provide the Disclosing Party with an opportunity to contest such order or to seek such other protective action as the Disclosing
Party may elect.

     2. Customer Information. The Circuit City Customer information provided by Circuit City to GNF under this Agreement is being provided solely for the purpose of GNF rendering the Services hereunder ("Customer Information").
GNF acknowledges that the unique Customer Information is solely the property of Circuit City and agrees that neither
GNF nor its affiliates, employees, contractors or agents shall use, sell, attempt to sell or solicit by telephone, mail or in person any Circuit City Customer for any product or service without the express written consent of Circuit
City. Additionally, neither GNF nor its affiliates, employees, contractors or agents will provide any Customer
Information to any third party unless required to fulfill
GNF's obligations under this Agreement, and only to the extent necessary to fulfill GNF's obligations hereunder, and any such third party shall be contractually obligated to maintain the confidentiality of such Customer
Information in the same manner as GNF. It is specifically understood and agreed by the Parties that GNF is not authorized to use the Customer Information provided hereunder to confirm, compare, or cross reference consumer data previously obtained by GNF nor may GNF use the Customer Information in any form of modeling or statistical sampling or reporting. In the case of a security breach involving individually identifiable data, each party agrees to use its best efforts to notify the other party within twenty-four (24) hours of such discovery.

     3. Injunctive Relief. Each Party agrees that the confidentiality covenants in this Section J apply to all Confidential Information and Customer Information disclosed to it during the term of this Agreement and for a period of three (3) years after termination for Confidential
Information and for a period of five (5) years after termination for Customer Information. In the event of a violation of any of the terms of this Section J, because of the unique nature of the Confidential Information and Customer Information, the Disclosing Party would suffer irreparable harm, and money damages and other remedies at law available in the event of a breach or a threatened breach would not be adequate to compensate for the harm caused by the breach or the threatened breach.
Accordingly, in addition to any other remedies it may have hereunder or at law or in equity, the Disclosing Party shall have the right to obtain injunctive relief for violation of any of the terms of this Section J.

     K. Limitation Of Liability. EXCEPT FOR LIABILITIES ARISING OUT OF A PARTY'S OBLIGATIONS SET FORTH IN SECTION I (INDEMNIFICATION) AND
SECTION J (CONFIDENTIALITY) OF THIS AGREEMENT, NO PARTY SHALL BE
LIABLE TO ANY OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL PUNITIVE, EXEMPLARY OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO
LOSS OF PROFITS, IN CONNECTION WITH ANY MATTERS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE BUSINESS RELATIONSHIP OF THE
PARTIES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF
SUCH DAMAGES.

     L. Insurance. GNF shall maintain the following insurance with an insurance carrier authorized to do business in the United States and having a rating of "A-" or better by A.M. Best Company and a Financial Size Category of at least Class VIII: (a) a policy of commercial general liability insurance, covering liability arising from premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract, with limits of not less than $2,000,000 each occurrence; (b) commercial auto liability insurance to include all owned, non-owned and hired vehicles, with limits of liability not less than $2,000,000 each accident; and (c) workers compensation insurance to the extent required by law and employer's liability insurance, with limits of at least $1,000,000 each accident/disease; and (d) Property insurance including Property of Others with limits of not less than $2,000,000 each occurrence.
All policies except for (c) above shall name Circuit City Stores, Inc. as an additional insured. All certificates will provide for at least thirty (30) days written notice prior to cancellation of any insurance referred to under this Agreement. A certificate of insurance meeting the above requirements will be delivered to Circuit City upon renewal of the insurance policy and annually thereafter.

     M.  Miscellaneous.

     1. Notices. Any notice required or permitted to be given under this Agreement shall be given in writing and may be delivered by (i) personal service, (ii) registered mail, postage prepaid, addressed to the other Party, or (iii) overnight delivery services such as Federal Express, or
(iv) facsimile with a follow-up copy by regular mail address to the other Party as follows:

If to Circuit City:
Circuit City Stores, Inc.
9950 Mayland Drive
Richmond, Virginia 23233
Attn: Marc Sieger
Phone: 804-527-4000, extension 8352
Facsimile: 804-967-8816

If to GNF:
GNF
130 W. Kentucky St
Franklin, KY 42134
Attn: Donald "Chip" Gallent
Phone: 270-598-0385 or 615-349-6400
Facsimile: 270-778-0025 or 615-261-9173

or to such other address or to the attention of such other persons as either Party may from time to time specify by notice to the other and shall be deemed given upon delivery, in the case of personal service or overnight mail, or in the case of deposit in the United States mails, five (5) days after mailing.

     2. Force Majeure. Each Party shall be excused from any failure or delay in performance resulting directly or indirectly from labor problems or disputes, governmental orders or restrictions, fire, flood, or other acts of nature, acts of God, accident, war, civil disturbances, or any other cause beyond such Party's reasonable control.

     3. Independent Contractors. Neither Party is, by reason of this Agreement or for any other reason, an agent or franchisee of the other Party for any purpose whatsoever, and neither Party has any authority either express or implied to bind the other Party on any obligation or undertaking. It is specifically understood that the relationship of the Parties is that of independent contractors.

     4. Amendments. No modification, alteration or amendment of this Agreement including, without limitation, any changes in the Exhibits shall be binding on the other Party unless in writing and signed by a duly authorized representative of each Party.

     5. Entire Agreement. This Agreement shall be the entire agreement between Circuit City and GNF with regard to the subject matter hereof. This Agreement shall supersede all prior understandings, agreements, contracts or arrangements between the Parties.

     6. Publicity. Neither party may issue any public announcement concerning the transaction, without the approval of the other party, except as may be required by law. At the signing of the contract, both parties will issue a joint press release to announce the deal. Both parties must approve the release prior to its issuance.

     7. Assignment. Neither Circuit City nor GNF may assign, transfer or sell all or any of its rights under this Agreement (or delegate any of its obligations hereunder), without the prior written consent of the other Party.

     8. Waiver. No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any right or remedy of GNF or Circuit City with respect to a breach set forth in this Agreement shall not, unless the contrary is expressly indicated, be exclusive and in addition thereto GNF and Circuit City shall have all rights and remedies available to them under applicable law including, but not limited to, equitable relief.

     9. Severability. Should any portion of this Agreement be deemed unenforceable by a court of competent jurisdiction, the remaining portion hereof shall remain unaffected and be interpreted as if such unenforceable portions were initially deleted.

     10. Survival. The provisions of this Agreement that, by their sense and context, are intended to survive performance by any or all Parties will also survive the completion, expiration, termination or cancellation of this Agreement.
Expiration or termination of this Agreement will not relieve any Party from its obligations arising hereunder prior to such expiration or termination.

     11. Attorneys Fees and Costs. Relative to the costs incurred in the drafting of this Agreement, the Parties Agree to pay their own legal fees and other expenses incurred by each of them respectively. However, notwithstanding the foregoing, relative to any dispute that arises out or pertaining to the performance under this Agreement, the Parties agree that the prevailing party shall be entitled to his attorney's fees and costs.

     12. Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized representatives effective as of the day and year first above written.

Circuit City Stores, Inc.              GameZnFlix, Inc.



/s/  Marc J. Sieger                    /s/  Donald "Chip" Gallent
Marc J. Sieger, Senior Vice President  Donald "Chip" Gallent, President
Date: October 4, 2005                  Date: October 5, 2005


                                   EXHIBIT A

                          STANDARD TERMS AND CONDITIONS

Acceptance of Terms

Gameznflix.com ("Gameznflix.com") provides its services to you, subject to the following Terms of Service ("TOS"), which may be updated by us at any time without notice to you. This page will contain the most recent terms of service. In addition, when using Gameznflix.com, Inc. services, you shall be subject to any posted guidelines or rules applicable to such services which may be posted at any time. All such guidelines or rules are hereby incorporated by reference into the TOS.

Description of Service

Gameznflix currently provides users with access to a video game library and the ability to rent console video games (the "Service"). Unless explicitly stated otherwise, any new features or features that are added to the Service shall be subject to the TOS. You understand and agree that the Service is provided "AS-IS" and that Gameznflix assumes no responsibility for the timeliness, deletion, failure of delivery or failure to store any user communications or personalization settings.

You are responsible for obtaining access to the Service and that access may involve third party fees (such as Internet service provider or airtime charges). You are responsible for those fees, including those fees associated with the display or delivery of advertisements. In addition, you must provide and are responsible for all equipment necessary to access the Service.

No Resale of Service

You agree not to reproduce, duplicate, copy, sell, resell or exploit for any commercial purposes, any portion of the Service, use of the Service, or access to the Service.

Modifications of Service

Gameznflix reserves the right at any time and from time to time to modify or discontinue, temporarily or permanently, the Service (or any part thereof) with or without notice. You agree that Gameznflix shall not be liable to you or to any third party for any modification, suspension or discontinuance of the Service.

Proprietary Rights

You acknowledge and agree that the Service and any necessary software used in connection with the Service ("Software") contain proprietary and confidential information that is protected by applicable intellectual property and other laws. Except as expressly authorized by Gameznflix or advertisers, you agree not to modify, rent, lease, loan, sell, distribute or create derivative works based on the Service or the Software, in whole or in part. Gameznflix grants you a personal, non-transferable and non-exclusive right and license to use the object code of its Software on a single computer; provided that you do not (and do not allow any third party to) copy, modify, create a derivative work of, reverse engineer, reverse assemble or otherwise attempt to discover any source code, sell, assign, sublicense, grant a security interest in or otherwise transfer any right in the Software. You agree not to modify the Software in any manner or form, or to use modified versions of the Software, including (without limitation) for the purpose of obtaining unauthorized access to the Service. You agree not to access the Service by any means other than through the interface that is provided by Gameznflix for use in accessing the Service.

Copyrights

All web site design, text, graphics, the selection and arrangement thereof, and all software Copyright c2003, Gameznflix.com, ALL RIGHTS RESERVED. Any other use of materials on this web site--including reproduction for purposes of modification, distribution, or republication--without the prior written permission of Gameznflix.com, is strictly prohibited.

Disclaimer of Warranties

YOU EXPRESSLY UNDERSTAND AND AGREE THAT:

YOUR USE OF THE SERVICE IS AT YOUR SOLE RISK. THE SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS. GAMEZNFLIX EXPRESSLY
DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED,
INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-
INFRINGEMENT.

GAMEZNFLIX MAKES NO WARRANTY THAT (i) THE SERVICE WILL MEET YOUR REQUIREMENTS, (ii) THE SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR-FREE, (iii) THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE WILL BE ACCURATE OR RELIABLE, (iv) THE QUALITY OF ANY PRODUCTS, SERVICES, INFORMATION, OR OTHER MATERIAL PURCHASED OR OBTAINED BY YOU THROUGH THE SERVICE WILL MEET YOUR EXPECTATIONS, AND
(V) ANY ERRORS IN THE SOFTWARE WILL BE CORRECTED.

ANY MATERIAL DOWNLOADED OR OTHERWISE OBTAINED THROUGH THE USE OF THE SERVICE IS DONE AT YOUR OWN DISCRETION AND RISK AND THAT YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO YOUR COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF ANY SUCH MATERIAL.

NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY YOU FROM GAMEZNFLIX OR THROUGH OR FROM THE SERVICE SHALL CREATE ANY
WARRANTY NOT EXPRESSLY STATED IN THE TOS.

Limitation of Liability

YOU EXPRESSLY UNDERSTAND AND AGREE THAT GAMEZNFLIX SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, GOODWILL, USE, DATA OR OTHER INTANGIBLE LOSSES (EVEN IF GAMEZNFLIX HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), RESULTING FROM: (i) THE USE OR THE INABILITY TO USE THE SERVICE; (ii) THE COST OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES RESULTING FROM ANY GOODS, DATA, INFORMATION OR SERVICES PURCHASED OR OBTAINED OR MESSAGES RECEIVED OR TRANSACTIONS ENTERED INTO THROUGH OR FROM THE SERVICE; (iii) UNAUTHORIZED ACCESS TO OR ALTERATION OF YOUR TRANSMISSIONS OR DATA; (iv) STATEMENTS OR CONDUCT OF ANY THIRD PARTY ON THE SERVICE; OR (v) ANY OTHER MATTER RELATING TO THE SERVICE.

Exclusions & Limitations

SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES OR THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR
CONSEQUENTIAL DAMAGES. ACCORDINGLY, SOME OF THE ABOVE LIMITATIONS OF SECTIONS 7 AND 8 MAY NOT APPLY TO YOU.

Notice

Notices to you may be made via either email or regular mail. The
Service may also provide notices of changes to the TOS or other matters by displaying notices or links to notices to you generally on the Service.

General Information

The TOS constitute the entire agreement between you and Gameznflix and govern your use of the Service, superseding any prior agreements between you and Gameznflix. You also may be subject to additional terms and conditions that may apply when you use affiliate services, third-party content or third-party software. The TOS and the relationship between you and Gameznflix shall be governed by the laws of the State of Kentucky without regard to its conflict of law provisions. You and Gameznflix agree to submit to the personal and exclusive jurisdiction of the courts located within the county of Franklin, Kentucky. The failure of Gameznflix to exercise or enforce any right or provision of the TOS shall not constitute a waiver of such right or provision. If any provision of the TOS is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties' intentions as reflected in the provision, and the other provisions of the TOS remain in full force and effect. You agree that regardless of any statute or law to the contrary, any claim or cause of action arising out of or related to use of the Service or the TOS must be filed within one (1) year after such claim or cause of action arose or be forever barred.

The section titles in the TOS are for convenience only and have no legal or contractual effect

Disclaimer

GameZnFlix makes no representation whatsoever about any other website which you may access through the GameZnFlix web site. When you access a website, please understand that it is independent from GameZnFlix, and that GameZnFlix has no control over the content on that website. In addition, a link to a non-GameZnFlix website is not an indication that GameZnFlix endorses or accepts any responsibility for the content, or the use, of such website. IN NO EVENT WILL GAMEZNFLIX BE LIABLE TO ANY PARTY OR FOR DIRECT, INDIRECT, SPECIAL OR OTHER CONSEQUENTIAL DAMAGES WHATSOEVER FOR ANY USE OF THIS WEBSITE, OR OF ANY OTHER HYPERLINKED WEBSITE, INCLUDING, WITHOUT LIMITATION, ANY LOST PROFITS, BUSINESS INTERRUPTION, LOSS OF PROGRAMS OR OTHER DATA ON YOUR INFORMATION HANDLING SYSTEM OR OTHERWISE, EVEN IF CENTURY IS EXPRESSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


                                EXHIBIT C

                              TEST LOCATIONS

DM           Store ID                District         State     Store Name

Camar, Joe    1695                Rochester            NY       Victor
Camar, Joe    3108                Portland             ME     South Portland
Camar, Joe    3149                Syracuse             NY     Utica Mini
Camar, Joe    3150                Syracuse             NY     Carousel Center
Camar, Joe    3151                Buffalo              NY     Cheektowaga
Camar, Joe    3152                Buffalo              NY     Amherst
Camar, Joe    3153                Buffalo              NY     Hamburg Micro
Camar, Joe    3154                Rochester            NY     Greece
Camar, Joe    3155                Rochester            NY     Henrietta
Sise, Brad    3226                Nashville            TN     Cool Springs
Raleigh, John 3549                Richmond             VA     Short Pump
Camar, Joe    3724                Boston               MA     Saugus
Camar, Joe    3740                Bangor               ME     Bangor
Camar, Joe    3744                Erie                 PA     Erie
Camar, Joe    3769                Boston               MA     Concord
Camar, Joe    4110                Boston               MA     Danvers
Camar, Joe    4116                Boston               MA     Portsmouth

                                     EX-99
                               SERVICES AGREEMENT

Circuit City to Offer GameZnFlix's Online Video Game and DVD Rental
Program

FRANKLIN, KY -- (MARKET WIRE) -- 10/05/05 -- GameZnFlix, Inc. (OTC
BB: GZFX), an online provider of DVD's and video games for rent, today announced its service will be available to Circuit City customers at www.circuitcity.com and in select Circuit City stores beginning November 1, 2005.

GameZnFlix's offers variety of monthly subscription plans, starting at $8.99, that allow members to rent DVDs and video games delivered directly to their mail boxes. Each rental includes a postage-paid return envelope. Members can enjoy their rental for as long as they wish, with no worry about late fees.

"We're excited to add GameZnFlix's unique DVD and video game rental program to our product selection," said Marc Sieger, senior vice president, general merchandise manger of services at Circuit City Stores, Inc. "As the Internet has grown, we've learned a lot about consumers and know they want value and convenience. I feel this new relationship offers our consumers both."

"This relationship is a win-win for both parties," said Donald "Chip" Gallent, president of GameZnFlix, Inc. "Circuit City is a top destination for movie-lovers and gamers alike and we believe we can fulfill both needs through our service."

About Circuit City Stores, Inc.

Circuit City Stores, Inc. (NYSE: CC) is a leading specialty retailer of consumer electronics. The domestic segment operates through 618 Superstores and five mall-based stores in 157 U.S. markets. The international segment operates through more than 930 retail stores and dealer outlets in Canada. Circuit City also operates Web sites at http://www.circuitcity.com and http://www.thesourcecc.ca.

About GameZnFlix, Inc.

GameZnFlix is a company that offers video games/DVD movies for rental or purchase on the Internet with access to over 30,000 games and movie titles. With four different membership levels beginning at $8.99 a month to annual membership with an average price of $20.75 per month subscribers can rent a combination of both video games and/or DVD movies with no late fees or due dates or members can purchase video games and/or DVD movie titles at a membership discount.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward-looking statements are further qualified by other factors including, but not limited to those set forth in the company's Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at http://www.sec.gov/). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

Contact:
Chip Gallent
President
GameZnFlix, Inc.
270-598-0385
cgallent@gameznflix.com